                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                 MARCH 16, 1999

                             MACK-CALI REALTY, L.P.
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         333-57103                                            22-3315804
    ---------------------                                   ----------------
    (Commission File No.)                                   (I.R.S. Employer
                                                           Identification No.)

                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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               (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

         In connection with the issuance by Mack-Cali Realty, L.P. of $300,000,000 7.00% Notes due 2004 and $300,000,000 7.25% Notes due 2009,
attached as an exhibit to this form is the document listed below:

         EXHIBIT        DOCUMENT
         -------        --------

         1.1 Underwriting Agreement dated March 11, 1999, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and the several underwriters listed on
                        Schedule 2 thereto.

         4.1 Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor and Wilmington Trust Company, as trustee.

         4.2 Supplemental Indenture No. 1 dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

         4.3            Form of 7.00% Note due 2004.

         4.4            Form of 7.25% Note due 2009.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MACK-CALI REALTY, L.P.

                                   By: Mack-Cali Realty Corporation,
                                       its general partner


Date: March 18, 1999               By: /s/ ROGER W. THOMAS
                                       -----------------------------
                                       Roger W. Thomas
                                       Executive Vice President, General Counsel
                                       and Secretary
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                                  EXHIBIT INDEX

         EXHIBIT        DOCUMENT
         -------        --------

         1.1 Underwriting Agreement dated March 11, 1999, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and the several underwriters listed on
                        Schedule 2 thereto.

         4.1 Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor and Wilmington Trust Company, as trustee.

         4.2 Supplemental Indenture No. 1 dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

         4.3            Form of 7.00% Note due 2004.

         4.4            Form of 7.25% Note due 2009.